UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 3, 2006

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 N. Mary Avenue

Sunnyvale, California 94085-4121

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the following item of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2006, relating to the acquisition of Permeo Technologies, Inc., a Delaware corporation, by Blue Coat Systems, Inc. (“Blue Coat”) to include the financial statements and pro forma financial information referred to below.

ITEM 9.01.	Financial Statements and Exhibits.

The following financial statements and exhibits are filed as part of this report:

(a)	Financial Statements of Permeo Technologies, Inc.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the following:

The historical financial statements of Permeo Technologies, Inc. as of March 31, 2005 and 2004, and for the years ended March 31, 2005 and 2004.

The unaudited financial statements of Permeo Technologies, Inc. as of December 31, 2005 and 2004, and for the nine months ended December 31, 2005 and 2004.

(b)	Pro Forma Financial Information

Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the following:

The unaudited pro forma combined financial statements of Blue Coat as of January 31, 2006 and for the nine months ended January 31, 2006 and for the year ended April 30, 2005, giving effect to the Merger as a purchase of Permeo Technologies, Inc. by Blue Coat.

(d)	Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated as of December 30, 2005, among Blue Coat Systems, Inc., Permeo Technologies, Inc., Pivot Acquisition Corp., and Chris Pacitti (incorporated herein by reference to Exhibit 2.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 9, 2006).

23.1	Consent of Independent Auditors

99.1	Permeo Technologies, Inc. Financial Statements

99.2	Blue Coat Systems, Inc. Unaudited Pro Forma Condensed Combined Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: May 12, 2006	By:	/s/ Kevin S. Royal
Kevin S. Royal
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors

99.1	Permeo Technologies, Inc. Financial Statements

99.2	Blue Coat Systems, Inc. Unaudited Pro Forma Condensed Combined Financial Information